UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13139 Jess Pirtle Blvd. Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Exchange Agreement

On December 18, 2024, Applied Optoelectronics, Inc. (the “Company”) entered into exchange agreements (the “Exchange Agreements”) with certain holders (the “Noteholders”) of its 5.25% Convertible Senior Notes due 2026 (the “2026 Notes”) to exchange approximately $76.7 million principal amount of the 2026 Notes for aggregate consideration consisting of (i) $125.0 million aggregate principal amount of 2.75% Convertible Senior Notes due 2030 (the “2030 Notes”), (ii) 1,487,874 shares (the “Exchange Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) and (iii) approximately $89.6 thousand of cash in aggregate, representing accrued and unpaid interest on the 2026 Notes and the value of fractional shares of Common Stock (such transactions, collectively, the “Exchanges”). The Exchanges are expected to be consummated on or about December 23, 2024, subject to the satisfaction of customary closing conditions.

The Exchange Agreements contain customary representations, warranties, covenants, and other agreements by the Company and the Noteholders. The foregoing description of the Exchange Agreements is only a summary and is qualified in its entirety by reference to the full text of the form of Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01 and Item 3.02.

The issuance of the 2030 Notes and the Exchange Shares pursuant to the Exchanges are being made in transactions exempt from registration pursuant to Section 3(a)(9) and 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

This Current Report on Form 8-K is not an offer to sell any securities of the Company and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted. The offer and sale of the 2030 Notes, the Exchange Shares and the shares of Common Stock issuable upon conversion of the 2030 Notes have not been registered under the Securities Act, and the 2030 Notes, the Exchange Shares and the shares issuable upon conversion of the 2030 Notes may not be offered or sold without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws, or in transactions not subject to those registration requirements.

Placement Agency Agreement

On December 18, 2024, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Raymond James & Associates, Inc. to act as the sole placement agent (the “Placement Agent”) in connection with the issuance of an aggregate of 1,036,458 shares of Common Stock, at a purchase price of $33.97 per share, in a registered direct offering to the Noteholders (the “Registered Direct Offering”). Pursuant to the Placement Agency Agreement, the Placement Agent is entitled to a fee equal to an aggregate of 3% of the proceeds received by the Company in the Registered Direct Offering.

The Registered Direct Offering was made pursuant to an automatic shelf registration statement on Form S-3ASR (Registration File No. 333-283905), which was filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 18, 2024 and became effective immediately upon filing. A prospectus supplement and accompanying prospectus relating to the Registered Direct Offering have been filed with the Commission.

The net proceeds of the Registered Direct Offering are estimated to be approximately $33,636,846, after deducting placement agent fees and other estimated offering expenses. The Company intends to use the net proceeds from this Registered Direct Offering for general corporate purposes, which may include among other things, capital expenditures and working capital. The Company may also use such proceeds to fund acquisitions of businesses, technologies or product lines that complement its current business; however the Company has no present plans, agreements or commitments with respect to any potential acquisition. The Registered Direct Offering is expected to be consummated on or about December 23, 2024, subject to the satisfaction of customary closing conditions.

The Placement Agency Agreement contains customary representations, warranties, covenants, and other agreements by the Company and the Placement Agent. The foregoing description of the Placement Agency Agreement is only a summary and is qualified in its entirety by reference to the full text of the Placement Agency Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference regarding the 2030 Notes.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference regarding the 2030 Notes and the Exchange Shares.

Item 7.01. Regulation FD Disclosure.

On December 18, 2024, the Company issued a press release announcing the launch of the Registered Direct Offering and the Exchanges. The full text of the press release is attached as Exhibit 99.1, and is incorporated herein by reference.

On December 19, 2024, the Company issued a press release announcing the pricing of the Registered Direct Offering and the Exchanges. The full text of the press release is attached as Exhibit 99.2, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 8.01 Other Events.

The Registered Direct Offering was made pursuant to an automatic shelf registration statement on Form S-3ASR (Registration File No. 333-283905), which was filed with the Commission on December 18, 2024 and became effective immediately upon filing. A prospectus supplement and accompanying prospectus relating to the Registered Direct Offering have been filed with the Commission. The opinion of counsel for the Company is included as Exhibit 5.1 to this Current Report on Form 8-K.

Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “could,” “would,” “target,” “seek,” “aim,” “predicts,” “think,” “objectives,” “optimistic,” “new,” “goal,” “strategy,” “potential,” “is likely,” “will,” “expect,” “plan” “project,” “permit” or by other similar expressions that convey uncertainty of future events or outcomes. Such forward-looking statements reflect the views of management at the time such statements are made. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations, which could cause our actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include but are not limited to: reduction in the size or quantity of customer orders; change in demand for our products due to industry conditions; changes in manufacturing operations; volatility in manufacturing costs; delays in shipments of products; disruptions in the supply chain; change in the rate of design wins or the rate of customer acceptance of new products; our reliance on a small number of customers for a substantial portion of its revenues; potential pricing pressure; a decline in demand for our customers’ products or their rate of deployment of their products; general conditions in the internet datacenter, cable television (CATV) broadband, telecom, or fiber-to-the-home (FTTH) markets; changes in the world economy (particularly in the United States and China); changes in the regulation and taxation of international trade, including the imposition of tariffs; changes in currency exchange rates; the negative effects of seasonality; the impact of any pandemic or similar events on our business and financial results; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024. More information about these and other risks that may impact our business are set forth in the “Risk Factors” section of our quarterly and annual reports on file with the Securities and Exchange Commission. You should not rely on forward-looking statements as predictions of future events. All forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date hereof, and qualified in their entirety by this cautionary statement. Except as required by law, we assume no obligation to update forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or to changes in our expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Placement Agency Agreement, dated December 18, 2024, between Applied Optoelectronics, Inc. and Raymond James & Associates, Inc.

5.1	Opinion of Haynes and Boone, LLP.

10.1#	Form of Exchange Agreement, between Applied Optoelectronics, Inc. and the Noteholders.

23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1).

99.1	Launch Press Release of Applied Optoelectronics, Inc. dated December 18, 2024.

99.2	Pricing Press Release of Applied Optoelectronics, Inc. dated December 19, 2024.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

#	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED OPTOELECTRONICS, INC.

Date: December 20, 2024	By:	/s/ David C. Kuo
	Name:	David C. Kuo
	Title:	Senior Vice President and Chief Legal Officer